UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:          (212) 632-6000

Date of fiscal year end:          12/31

Date of reporting period:       6/30/09

ITEM 1.     REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.
Semi-Annual Report

J U N E  3 0 ,  2 0 0 9

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this semi-annual report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended June 30, 2009. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

As of June 30, 2009, the Fund’s net asset value (“NAV”) performance year-to-date outperformed its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”), and we believe that since inception, LOR has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2009)

For the second quarter of 2009, the Fund’s NAV increased 25.3%, outperforming the 22.3% return of the Index. The year-to-date NAV return of 13.5% was comfortably ahead of the Index return of 9.2%. The Fund’s since-inception annualized NAV return of -0.8% was also ahead of the Index return of -1.3% for the same period. Shares of LOR ended the second quarter of 2009 with a market price of $8.85, representing a 15.7% discount to the Fund’s NAV of $10.50.

The Fund’s net assets were $72.2 million as of June 30, 2009, with total leveraged assets of $89.4 million, representing a 19.3% leverage rate. This leverage rate is an increase from the level at the end of the first quarter (of 11.6%), but well below the Fund’s historical level since inception (of approximately 30%). During the fourth quarter of 2008, as risk aversion and global U.S. dollar demand spiraled upwards, we significantly reduced the Fund’s leverage because elevated correlations within the currency and debt portfolio (from which the Fund’s leverage is derived) relative to historical levels impeded the volatility-dampening benefits of diversification. However, as volatility and correlations have significantly receded, we increased exposure to the Fund’s currency and debt portfolio during the second quarter of 2009.

During the second quarter, the Fund’s world equity portfolio benefited from stock selection in the financials and telecom services sectors and an underweight position in the utilities and health care sectors, and was hurt by stock selection in the industrials and consumer discretionary sectors. The smaller, short-duration1 emerging market currency and debt portion of the Fund has managed to produce a very strong positive performance during the second quarter in a recovering global market environment. This portfolio has also been a positive contributor to performance for the Fund since inception.

As of June 30, 2009, 78.5% of the Fund’s total leveraged assets consisted of world equities and 20.8% consisted of emerging market currency and debt instruments, while the remaining 0.7% consisted of cash and other net assets.

Declaration of Distributions

Since our previous report to stockholders, the Fund’s Board of Directors authorized the declaration of distributions for April, May and June, each at a rate of $0.0467 per share on the Fund’s outstanding common stock. The current distribution rate is 6.3%, based on the annualized current distribution and the share price of $8.85 at the close of NYSE trading on June 30, 2009. It is expected that a substantial portion of the 2009 distributions will be a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(78.5% of total leveraged assets)

The Fund’s world equity portfolio is typically invested

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

in 60 to 90 securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America and other markets; and Kimberly-Clark de Mexico, a Mexican manufacturer and marketer of paper based products.

As of June 30, 2009, 30.6% of the Fund’s world equity portfolio investments were based in North America, 26.5% were based in Continental Europe (not including the United Kingdom), 11.7% were based in Asia, 10.5% were based in the United Kingdom, 6.7% were based in Australia and New Zealand, 6.3% were based in Africa and the Middle East, and 7.7% were based in Latin America. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, 2009, were financials (17.8%), which includes banks, insurance companies, and financial services companies, and telecommunication services (15.7%), a sector comprised of companies engaged in providing fixed-line and wireless voice and data communication services. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 9.4% as of June 30, 2009.

World Equity Markets Review
Stock markets rebounded strongly in April and May amid signs of stabilization in the global economy, but declined slightly in June, as earlier optimism was tempered by concerns over the shape of the projected recovery. While all sectors displayed positive performance for the quarter, the sectors with the best performance were those that had been the hardest hit prior to the second quarter rally. The financials sector benefited from improving expectations and from continued stabilization in the credit markets, which assuaged investors’ earlier fears. The materials sector also witnessed strong gains due to increased demand from emerging markets, which displayed resilience amid the global recession. Meanwhile, defensive sectors such as health care and telecom services lagged, as investors rotated into more cyclical sectors on the back of recovery expectations. In the United States and Europe, market sentiment improved following the results of stress tests on U.S. banks, which eased the fear of further systemic risk in the financials sector. Aggressive spending programs by governments fueled concerns over the potential for higher inflation, which increased volatility in long-dated bond yields. In Asia, stocks outperformed the rest of the world due primarily to strong growth prospects for China and India. Japanese stocks also performed strongly, as the Bank of Japan announced a cautiously upbeat outlook for its economy, although it renewed concerns about deflation. In the currency markets, the U.S. dollar and the Japanese yen continued to fall on improving risk appetite among investors who sought higher-yielding currencies such as Australian and New Zealand dollars. The high-yield portion of the world equity markets rebounded strongly from weakness in the first quarter, driven primarily by higher exposure to the financials sector as well as strong performance by the lower-valued, higher-yielding stocks.

What Helped and What Hurt LOR
During the second quarter, the Fund benefited from strong stock selection in the financials sector. While many major global financial companies were no longer allowed to pay dividends following government capital injections, we were able to leverage our global opportunity set to identify dividend-paying financial securities that we believed were trading at attractive valuations relative to their longer-term earnings power. Our holdings in European insurers such as AXA and Sampo performed particularly well, as rising corporate bond prices and a general stabilization in the global financial system improved investor sentiment. Bank of Cyprus and Turkiye Halk Bankasi also rebounded from depressed valuations amid the improving outlook for economic growth in the regions where they operate. The Fund also benefited from an underweight position in more defensive sectors, including utilities and health care. These groups lagged as the economic outlook improved, and because their valuations (relative to the broader market) were unattractive after their outperformance in 2008.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Conversely, stock selection in the industrials sector hurt performance, as shares of Pitney Bowes, a manufacturer of postage meter and other mailing products in the United States, fell. The company lowered its earnings forecast as the economic recession depressed mail volumes and the demand for mailing equipment. The position was sold due to concerns over the secular decline in mail volume, which was exacerbated by the economic slowdown. Stock selection in the consumer discretionary sector also detracted from returns during the quarter. Shares of Vivendi, the large French media and telecommunications group, fell due to concerns over potential acquisitions as well as fears that a new entrant in the French mobile telecom market could hurt pricing.

Emerging Market Currency and Debt Portfolio
(20.8% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of June 30, 2009, this portfolio consisted of sovereign debt obligations (75.2%), forward currency contracts (16.5%), and structured notes (8.3%). The average duration of the emerging market currency and debt portfolio decreased from approximately 3.5 years in the first quarter to approximately 1.7 years during the second quarter, with an average yield on these instruments of 7.9%2 as of June 30, 2009.

Note, that during the fourth quarter of 2008, as risk aversion and global U.S. dollar demand spiraled upwards, we significantly reduced the Fund’s exposure to the currency and debt portfolio because we believed that elevated correlations relative to historical levels impeded the volatility-dampening benefits of diversification. While the exposure to this portfolio remains well below the Fund’s historical levels, we did increase our exposure in the second quarter of 2009 (from 10.7% of the Fund on March 31, 2009 to 20.8%) as volatility and correlations significantly receded.

Emerging Market Currency and Debt Market Review
The second quarter saw a number of developments and a total turnaround in market sentiment. Several risk assets rebounded sharply from the total despair and indiscriminate sell-off prevalent during the two previous quarters, as policy steps, and better than expected macro data, offered some encouragement. Several key measures announced towards the end of the first quarter, notably quantitative easing by the Fed and the endorsement offered by the International Monetary Fund, in the form of the Flexible Credit Line to countries that it believed were conducting their monetary and fiscal policy appropriately, served to ease market jitters. Policy maker support for the banking system also meant that counterparty fears waned and this, coupled with the effect of the swap lines set up between global central banks, meant that the U.S. dollar scarcity that we observed in several emerging markets onshore also disappeared.

The U.S. Treasury’s record borrowing plans got the market’s attention and, as hopes of a recovery took hold, the 10-year Treasury sold off more than 100 basis points. While this, all else equal, did not favor the housing market, a slower pace of year-on-year declines in the housing market in the United States boosted hopes of a bottom in this critical area. Several key emerging countries with large dollar reserves made their concern about the direction of U.S. fiscal policy known, putting the U.S. dollar under pressure, and further improving sentiment in the commodity market, as they offered a potential choice for diversification for these funds. Another factor that offered encouragement was the decline in inventories, as this meant that demand had held up better than anticipated and production would now have to pick up to restock. As the quarter progressed, the market took a lot of heart from China’s aggressive fiscal stimulus, which in turn fed into rapid loan and fixed asset investment growth. This meant that China would once again become the key market for hard commodities, which benefited several emerging market countries.

What Helped and What Hurt LOR
Opportunistic additions to oversold markets offering compelling risk-adjusted value (i.e., Hungarian bonds, as well as Poland, Indonesia, Israel, and Russian foreign exchange (“FX”) markets) contributed solidly to the portfolio’s quarterly result. We grew our exposure to large, closed economies such as India and Turkey, whose GDP is not heavily exposed to global trade cyclicality (i.e., they have low export/GDP ratios), which further aided performance, as volatility subsided and the relative high-yielding currencies of these countries gained favor. Chinese commodity stockpiling and

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

the Fed’s quantitative easing (which induced investor’s inflation-hedge demand) buoyed commodity prices, helping export-oriented economies. FX additions in Russia, Chile, Zambia, and Kuwait and a doubled exposure to the Asian and Middle Eastern regions, also contributed to performance along with the reinstated Russian NDF nondeliverable forward contract positions within the CIS/Baltic region, following the ruble’s devaluation of over 30%. During the second quarter, the only material reduction in exposure (-2.5%) was in the Mexican peso, as the currency rebounded markedly from historic lows set during the first quarter. We will look to reinstate the currency risk pending clarity on the depth of the recession there (which worsened during the second quarter) and the success and credibility of fiscal and monetary policy response.

The powerful investor sentiment shift, which buoyed global risk assets, benefited some local currency markets that we believed faced structural financing and policy challenges, such as South Africa and Colombia, and to which we maintained no exposure. These two relatively high-yielding currencies attracted capital inflows during the second quarter, and rallied accordingly, and our lack of exposure hurt relative performance.

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2009; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

LOR at Market Price	$ 8,071
LOR at Net Asset Value	9,673
MSCI ACWI Index	9,493

Average Annual Total Returns* Periods Ended June 30, 2009 (unaudited)

	One Year	Since Inception**

Market Price	(36.59)%	(5.21)%
Net Asset Value	(27.45)%	(0.83)%
MSCI ACWI Index	(29.32)%	(1.29)%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings June 30, 2009 (unaudited)

Security	Value	Percentage of Net Assets

Macquarie Infrastructure Group	$2,465,126	3.4%
OPAP SA	1,924,215	2.7
Vodafone Group PLC	1,835,525	2.5
Allianz SE	1,783,837	2.5
Merck & Co., Inc.	1,767,072	2.4
Redecard SA	1,749,454	2.4
Total SA	1,723,634	2.4
Altria Group, Inc.	1,702,921	2.4
Mattel, Inc.	1,678,830	2.3
Eni SpA	1,653,999	2.3

Portfolio Holdings Presented by Sector June 30, 2009 (unaudited)

Sector	Percentage of Total Investments

Consumer Discretionary	9.1%
Consumer Staples	8.9
Emerging Markets Debt Obligations	16.9
Energy	8.6
Financials	14.2
Health Care	3.7
Industrials	6.8
Information Technology	8.2
Limited Partnership Units	1.8
Materials	4.8
Telecommunication Services	12.6
Utilities	3.7
Short-Term Investment	0.7

Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
June 30, 2009 (unaudited)

Description	Shares	Value

Common Stocks—96.5%
Australia—5.4%
Macquarie Infrastructure Group (c)	2,139,321	$2,465,126
TABCORP Holdings, Ltd.	126,977	732,597
Telstra Corp., Ltd.	262,969	718,343

Total Australia		3,916,066

Brazil—5.9%
Cia Brasileira de Meios de Pagamento SA	122,000	1,049,094
Redecard SA	113,700	1,749,454
Souza Cruz SA	51,380	1,463,655

Total Brazil		4,262,203

Cyprus—0.4%
Bank of Cyprus Public Co., Ltd.	46,195	261,163

Egypt—1.8%
Egyptian Company for Mobile Services	36,865	1,279,138

Finland—1.4%
Sampo Oyj, A Shares	54,923	1,036,305

France—6.2%
Axa SA	56,741	1,065,832
Sanofi-Aventis	11,400	669,605
Total SA	31,930	1,723,634
Vivendi	41,220	985,056

Total France		4,444,127

Germany—3.7%
Allianz SE	19,375	1,783,837
E.ON AG	25,700	909,262

Total Germany		2,693,099

Greece—4.5%
Hellenic Telecommunications Organization SA	85,920	1,313,808
OPAP SA	72,192	1,924,215

Total Greece		3,238,023

Hong Kong—1.7%
Esprit Holdings, Ltd.	146,000	818,537
Pacific Basin Shipping, Ltd.	644,000	410,495

Total Hong Kong		1,229,032

Indonesia—0.7%
PT Telekomunikasi Indonesia Tbk Sponsored ADR	15,900	476,682

Israel—2.1%
Israel Chemicals, Ltd.	152,558	1,514,322

Description	Shares	Value

Italy—4.9%
Atlantia SpA	70,700	$1,428,212
Eni SpA	69,972	1,653,999
Terna SpA	147,800	492,435

Total Italy		3,574,646

Japan—1.5%
Mitsubishi Corp.	32,300	599,495
Nomura Holdings, Inc.	57,400	485,012

Total Japan		1,084,507

Mexico—1.7%
Kimberly-Clark de Mexico SAB de CV, Series A	322,100	1,229,132

Netherlands—1.4%
Royal Dutch Shell PLC, A Shares	41,200	1,028,793

New Zealand—1.2%
Telecom Corp. of New Zealand, Ltd.	484,953	854,194

Philippines—1.0%
Philippine Long Distance Telephone Co. Sponsored ADR	13,900	691,108

Singapore—2.1%
Ascendas Real Estate Investment Trust	1,021,000	1,120,816
DBS Group Holdings, Ltd.	45,000	366,611

Total Singapore		1,487,427

South Africa—2.0%
Kumba Iron Ore, Ltd.	62,215	1,460,323
Pretoria Portland Cement Co., Ltd.	1	4

Total South Africa		1,460,327

South Korea—0.5%
Macquarie Korea Infrastructure Fund GDR	102,050	395,720

Spain—1.6%
Banco Santander SA	48,800	586,009
Bolsas y Mercados Espanoles	18,910	559,208

Total Spain		1,145,217

Switzerland—2.1%
Zurich Financial Services AG	8,501	1,497,484

Taiwan—4.1%
HTC Corp.	99,000	1,400,061
Taiwan Semiconductor Manufacturing Co., Ltd.	936,807	1,561,821

Total Taiwan		2,961,882

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2009 (unaudited)

Description	Shares	Value

Turkey—1.7%
Ford Otomotiv Sanayi AS	154,595	$602,006
Turkiye Halk Bankasi AS	158,732	628,417

Total Turkey		1,230,423

United Kingdom—8.9%
BP PLC	194,314	1,527,456
British American Tobacco PLC	27,200	748,658
BT Group PLC	290,900	485,767
Man Group PLC	219,990	1,004,349
Prudential PLC	125,543	854,057
Vodafone Group PLC	951,950	1,835,525

Total United Kingdom		6,455,812

United States—28.0%
Air Products & Chemicals, Inc.	7,300	471,507
Altria Group, Inc. (c)	103,900	1,702,921
American Electric Power Co., Inc.	23,400	676,026
Analog Devices, Inc.	26,600	659,148
AT&T, Inc. (c)	61,750	1,533,870
Darden Restaurants, Inc.	10,400	342,992
Deere & Co. (c)	6,360	254,082
Diamond Offshore Drilling, Inc. (c)	17,950	1,490,748
General Electric Co.	26,600	311,752
Hawaiian Electric Industries, Inc.	26,500	505,090
Honeywell International, Inc.	14,400	452,160
Intel Corp.	40,300	666,965
Kimberly-Clark Corp.	9,300	487,599
Leggett & Platt, Inc.	53,600	816,328
Marsh & McLennan Cos., Inc.	16,200	326,106
Mattel, Inc. (c)	104,600	1,678,830
Merck & Co., Inc. (c)	63,200	1,767,072
Pfizer, Inc. (c)	49,000	735,000
Reynolds American, Inc. (c)	40,000	1,544,800
RPM International, Inc.	49,100	689,364
Sara Lee Corp.	49,700	485,072
Spectra Energy Corp.	34,700	587,124
The Macerich Co. REIT	19,518	343,712
USA Mobility, Inc.	40,540	517,290
Verizon Communications, Inc. (c)	38,400	1,180,032

Total United States		20,225,590

Total Common Stocks
(Identified cost $77,584,616)		69,672,422

Description	Shares	Value

Limited Partnership
Units—2.2%
United States—2.2%
Energy Transfer Equity LP	21,400	$542,918
Enterprise GP Holdings LP	19,900	500,087
Enterprise Products Partners LP	20,800	518,752

Total United States		1,561,757

Total Limited Partnership
Units
(Identified cost $2,007,434)		1,561,757

	Principal
	Amount
Description	(000) (d)	Value

Foreign Government
Obligations—17.8%
Brazil—6.7%
Brazil NTN-F:
10.00%, 07/01/10	1,557	799,623
10.00%, 01/01/12	7,700	4,022,154

Total Brazil		4,821,777

Ghana—0.4%
Ghanaian Government Bonds:
13.50%, 03/29/10	330	199,024
14.00%, 03/07/11	190	103,389

Total Ghana		302,413

Hungary—3.0%
Hungarian Government Bonds:
6.00%, 10/12/11	55,000	263,189
7.25%, 06/12/12	240,500	1,164,941
5.50%, 02/12/14	59,200	258,024
6.75%, 02/24/17	113,420	485,343

Total Hungary		2,171,497

Israel—0.8%
Israel Government Bonds:
5.50%, 02/28/17	636	167,442
6.00%, 02/28/19	1,573	421,301

Total Israel		588,743

Mexico—0.7%
Mexican Bonos:
9.00%, 12/20/12	367	29,966
8.00%, 12/17/15	5,500	423,143

Total Mexico		453,109

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2009 (unaudited)

	Principal
	Amount
Description	(000) (d)	Value

Poland—3.6%
Polish Government Bonds:
5.75%, 03/24/10	3,577	$1,136,939
0.00%, 07/25/11	4,039	1,143,564
4.75%, 04/25/12	933	289,179

Total Poland		2,569,682

Turkey—2.4%
Turkish Government Bonds:
14.00%, 01/19/11	1,627	1,087,623
10.00%, 02/15/12	993	663,101

Total Turkey		1,750,724

Uganda—0.2%
Uganda Government Bond,
10.00%, 04/01/10	338,000	162,585

Total Foreign Government
Obligations
(Identified cost $12,436,224)		12,820,530

Structured Notes—2.0%
Colombia—2.0%
JPMorgan Chase & Co. Colombian Peso Linked Notes:
10.76%, 11/14/10 (e)	800	730,064
14.13%, 03/05/15 (e)	976	734,001

Total Colombia		1,464,065

Total Structured Notes
(Identified cost $1,776,000)		1,464,065

	Principal
	Amount
Description	(000) (d)	Value

Supranationals—0.4%
Zambia—0.4%
European Investment Bank,
12.25%, 02/26/10
(Identified cost $437,993)	1,600,000	$299,544

Description	Shares	Value

Short-Term Investment—0.8%
State Street Institutional Treasury
Money Market Fund, 0.02%
(Identified cost $597,559) (a)	597,559	597,559

Total Investments—119.7%
(Identified cost $94,839,826) (b)		$86,415,877
Liabilities in Excess of Cash
and Other Assets—(19.7)%		(14,200,290)

Net Assets—100.0%		$72,215,587

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2009 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2009:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	07/02/09	636,405	$319,000	$324,779	$5,779	$—
BRL	07/02/09	705,615	359,000	360,099	1,099	—
BRL	09/25/09	646,152	327,000	324,308	—	2,692
CLP	07/13/09	174,900,000	300,000	328,179	28,179	—
CLP	07/20/09	220,600,000	400,000	414,083	14,083	—
CNY	09/08/09	1,470,175	217,000	215,390	—	1,610
CNY	05/10/10	1,470,175	218,776	217,007	—	1,769
CNY	05/10/10	6,504,960	968,000	960,172	—	7,828
COP	08/26/09	751,825,000	305,000	347,630	42,630	—
EUR	07/06/09	362,709	509,642	508,828	—	814
EUR	07/13/09	761,000	1,014,489	1,067,579	53,090	—
EUR	07/13/09	608,500	835,257	853,642	18,385	—
EUR	10/07/09	275,215	371,196	386,007	14,811	—
EUR	11/06/09	160,000	211,696	224,406	12,710	—
EUR	12/17/09	297,000	400,712	416,541	15,829	—
GHC	09/22/09	226,000	153,376	140,766	—	12,610
GHC	12/21/09	549,000	356,725	317,800	—	38,925
GHC	03/25/10	342,000	191,650	184,582	—	7,068
IDR	07/14/09	3,013,465,000	259,000	294,436	35,436	—
IDR	07/17/09	2,871,740,000	278,000	280,403	2,403	—
IDR	08/20/09	4,517,370,000	429,000	437,804	8,804	—
IDR	09/04/09	6,868,250,000	662,000	663,449	1,449	—
IDR	09/24/09	1,401,700,000	131,000	134,770	3,770	—
IDR	10/14/09	3,108,000,000	259,000	297,498	38,498	—
IDR	10/14/09	1,535,490,000	141,000	146,977	5,977	—
ILS	07/13/09	1,577,480	400,000	401,414	1,414	—
ILS	07/20/09	1,377,224	349,000	350,466	1,466	—
ILS	07/27/09	1,279,403	323,000	325,583	2,583	—
ILS	08/13/09	1,458,546	369,000	371,212	2,212	—
INR	07/02/09	17,878,000	368,505	373,197	4,692	—
INR	07/13/09	29,892,800	628,000	623,465	—	4,535
INR	07/20/09	15,123,150	315,000	315,246	246	—
INR	07/20/09	8,037,120	168,000	167,536	—	464
INR	08/03/09	20,493,500	425,000	426,726	1,726	—
INR	08/26/09	31,475,400	660,000	654,273	—	5,727
INR	09/22/09	6,688,340	137,000	138,749	1,749	—
KWD	07/07/09	128,265	441,000	445,809	4,809	—
KWD	08/11/09	344,435	1,182,000	1,195,470	13,470	—
MXN	07/06/09	11,469,000	825,702	870,450	44,748	—
PEN	09/28/09	625,000	195,619	206,926	11,307	—
PLN	07/20/09	1,208,976	370,170	380,484	10,314	—
PLN	07/20/09	867,494	269,417	273,014	3,597	—
PLN	12/17/09	236,165	73,928	73,651	—	277
PLN	12/17/09	1,125,432	356,217	350,980	—	5,237
RUB	07/08/09	11,575,530	369,000	370,827	1,827	—
RUB	07/15/09	21,163,000	681,249	676,790	—	4,459
RUB	07/20/09	15,783,000	509,746	504,114	—	5,632
RUB	08/03/09	11,228,000	361,494	357,388	—	4,106

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2009 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2009 (concluded):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

TRY	07/20/09	301,083	$191,000	$194,524	$3,524	$—
TWD	12/21/09	34,264,500	1,060,000	1,067,115	7,115	—
UGX	09/18/09	270,120,000	120,000	126,956	6,956	—
UGX	12/28/09	1,003,304,000	447,904	452,791	4,887	—
ZMK	07/15/09	535,908,000	102,000	102,819	819	—
ZMK	07/27/09	1,246,284,000	234,000	237,576	3,576	—
ZMK	08/18/09	1,661,884,000	309,516	313,371	3,855	—
ZMK	12/18/09	2,019,049,000	373,000	356,092	—	16,908
ZMK	12/21/09	512,905,000	95,000	90,311	—	4,689
ZMK	01/11/10	503,485,000	89,748	87,679	—	2,069

Total Forward Currency Purchase Contracts			$22,417,734	$22,730,139	$439,824	$127,419

Forward Currency Sale Contracts open at June 30, 2009:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	07/02/09	673,749	$346,668	$343,837	$2,831	$—
BRL	07/02/09	668,271	337,000	341,042	—	4,042
BRL	09/25/09	5,163,158	2,579,000	2,591,420	—	12,420
BRL	09/25/09	990,343	483,000	497,059	—	14,059
CNY	09/08/09	1,470,175	216,904	215,390	1,514	—
COP	08/26/09	510,354,000	234,000	235,979	—	1,979
COP	08/26/09	961,230,000	358,000	444,456	—	86,456
COP	09/25/09	2,062,662,000	944,010	949,235	—	5,225
COP	11/27/09	973,760,000	358,000	444,374	—	86,374
EUR	07/06/09	362,709	512,000	508,828	3,172	—
EUR	07/20/09	192,000	269,417	269,351	66	—
EUR	07/20/09	267,000	370,170	374,567	—	4,397
EUR	07/22/09	1,536,775	2,146,437	2,155,903	—	9,466
EUR	07/29/09	1,008,500	1,413,917	1,414,807	—	890
EUR	08/06/09	498,950	701,000	699,965	1,035	—
EUR	12/17/09	252,000	356,217	353,429	2,788	—
EUR	12/17/09	52,516	73,928	73,654	274	—
GHC	07/20/09	449,000	295,687	294,974	713	—
HUF	07/13/09	171,049,350	835,257	879,650	—	44,393
HUF	07/13/09	219,015,800	1,014,490	1,126,326	—	111,836
HUF	11/06/09	47,616,000	211,696	239,137	—	27,441
ILS	05/11/10	1,026,532	247,000	261,127	—	14,127
INR	07/02/09	17,878,000	371,607	373,197	—	1,590
JPY	12/21/09	98,270,403	1,027,341	1,022,512	4,829	—
MXN	07/07/09	7,708,806	579,000	584,982	—	5,982
MXN	07/07/09	6,735,552	499,000	511,126	—	12,126
MXN	08/03/09	3,000,486	227,000	226,798	202	—
PEN	09/28/09	625,000	206,101	206,926	—	825

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
June 30, 2009 (unaudited)

Forward Currency Sale Contracts open at June 30, 2009 (concluded):

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

PLN	10/07/09	1,233,046	$371,196	$386,041	$—	$14,845
PLN	12/17/09	1,361,597	400,712	424,631	—	23,919
PLN	09/09/09	943,580	280,235	295,927	—	15,692
PLN	09/09/09	1,322,034	351,213	414,618	—	63,405
TRY	07/15/09	901,387	579,000	583,062	—	4,062
ZMK	08/18/09	1,661,884,000	321,448	313,371	8,077	—

Total Forward Currency Sale Contracts			$19,517,651	$20,057,701	25,501	565,551

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$465,325	$692,970

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
June 30, 2009 (unaudited)

(a)	Rate shown reflects 7 day yield as of June 30, 2009.

(b)

For federal income tax purposes, the aggregate cost was $94,839,826, aggregate gross unrealized appreciation was $5,540,862, aggregate gross unrealized depreciation was $13,964,811 and the net unrealized depreciation was $8,423,949.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2009, these securities amounted to 2.0% of net assets and are not considered to be liquid. Principal amount denominated in U.S. dollars. Rate shown reflects current yield as of June 30, 2009.

Security Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	— Real Estate Investment Trust

Currency Abbreviations:
BRL	— Brazilian Real	JPY	— Japanese Yen
CLP	— Chilean Peso	KWD	— Kuwaiti Dinar
CNY	— Chinese Renminbi	MXN	— Mexican New Peso
COP	— Colombian Peso	PEN	— Peruvian New Sol
EUR	— Euro	PLN	— Polish Zloty
GHC	— Ghanaian Cedi	RUB	— Russian Ruble
HUF	— Hungarian Forint	TRY	— New Turkish Lira
IDR	— Indonesian Rupiah	TWD	— New Taiwan Dollar
ILS	— Israeli Shekel	UGX	— Ugandan Shilling
INR	— Indian Rupee	ZMK	— Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Industry
Agriculture	2.1%
Alcohol & Tobacco	7.6
Automotive	0.9
Banking	2.6
Chemicals	1.6
Commercial Services	0.8
Consumer Products	3.5
Drugs	4.4
Electric	3.6
Energy Integrated	8.2
Energy Services	4.2
Financial Services	6.7
Food & Beverages	0.7
Forest & Paper Products	2.4
Gas Utilities	0.8
Insurance	9.1
Leisure & Entertainment	5.5
Manufacturing	1.4
Metals & Mining	2.0
Real Estate	2.0
Retail	1.1
Semiconductors & Components	4.0
Technology Hardware	1.9
Telecommunications	15.1
Transportation	6.5

Subtotal	98.7
Foreign Government Obligations	17.8
Structured Notes	2.0
Supranationals	0.4
Short-Term Investment	0.8

Total Investments	119.7%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost $94,839,826)	$86,415,877
Foreign currency, at value (cost $78,055)	78,409
Receivables for:
Dividends and interest	1,144,846
Investments sold	532,685
Gross unrealized appreciation on forward currency contracts	465,325

Total assets	88,637,142

LIABILITIES
Payables for:
Management fees	64,363
Accrued directors’ fees	1,142
Investments purchased	1,207,772
Line of credit outstanding	14,320,000
Gross unrealized depreciation on forward currency contracts	692,970
Other accrued expenses and payables	135,308

Total liabilities	16,421,555

Net assets	$72,215,587

NET ASSETS
Paid in capital (Note 2(i))	$131,616,917
Distributions in excess of net investment income (Note 2(i))	(1,958,490)
Accumulated net realized loss	(48,842,652)
Net unrealized depreciation on:
Investments	(8,423,949)
Foreign currency and forward currency contracts	(176,239)

Net assets	$72,215,587

Shares of common stock outstanding*	6,880,183
Net assets per share of common stock	$10.50
Market value per share	$8.85

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2009 (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $235,924)	$3,181,103
Interest (net of foreign withholding taxes of $1,210)	719,168

Total investment income	3,900,271

Expenses:
Management fees (Note 3)	343,881
Custodian fees	78,924
Professional services	59,326
Shareholders’ reports	34,639
Administration fees	27,371
Shareholders’ services	20,659
Shareholders’ meeting	10,361
Directors’ fees and expenses	2,578
Other	28,393

Total gross expenses before interest expense	606,132
Interest expense	59,791

Total expenses	665,923

Net investment income	3,234,348

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes of $1,359)	(22,707,197)
Written options	23,700
Foreign currency and forward currency contracts	(1,006,208)

Total net realized loss on investments, options, foreign currency and forward currency contracts	(23,689,705)

Net change in unrealized appreciation on:
Investments	28,696,163
Foreign currency and forward currency contracts	85,256

Total net change in unrealized appreciation on investments, foreign currency and forward currency contracts	28,781,419

Net realized and unrealized gain on investments, options, foreign currency and forward currency contracts	5,091,714

Net increase in net assets resulting from operations	$8,326,062

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statements of Changes in Net Assets

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$3,234,348	$7,219,683
Net realized loss on investments, options, foreign currency and forward currency contracts	(23,689,705)	(24,038,389)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	28,781,419	(42,225,755)

Net increase (decrease) in net assets resulting from operations	8,326,062	(59,044,461)

Distributions to Stockholders:
From net investment income (Note 2(i))	(3,372,666)	(9,690,738)
From net realized gains	—	(3,026,593)

Net decrease in net assets resulting from distributions	(3,372,666)	(12,717,331)

Total increase (decrease) in net assets	4,953,396	(71,761,792)
Net assets at beginning of period	67,262,191	139,023,983

Net assets at end of period*	$72,215,587	$67,262,191

* Includes distributions in excess of net investment income of (Note 2(i))	$(1,958,490)	$(1,820,172)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,880,183

Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Cash Flows
For the Six Months Ended June 30, 2009 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase in net assets from operations	$8,326,062
Adjustments to reconcile net increase in net assets from operations to net cash provided in operating activities
Increase in interest and dividends receivable	(33,971)
Accretion of bond discount and amortization of bond premium	(129,710)
Decrease in other accrued expenses and payables	(14,664)
Net realized gain on investments and foreign currency transactions	23,689,705
Net change in unrealized depreciation of investments and foreign currency denominated assets and liabilities	(28,781,419)
Purchase of long-term investments	(42,469,786)
Proceeds from disposition of long-term investments	42,756,609
Purchase of short-term investments, net	(218,559)
Effect of exchange rate on cash	(1,006,207)

Net cash provided in operating activities	2,118,060

Cash flow from financing activities:
Cash distribution paid (Note 2(i))	(3,372,666)
Increase in line of credit balance	1,270,000

Net cash used in financing activities	(2,102,666)

Net increase in cash and foreign currency	15,394

Cash and foreign currency:
Beginning balance	63,015

Ending balance	$78,409

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(46,457)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period

	Six Months Ended 6/30/09†	Year Ended			For the Period 6/28/05* to 12/31/05

		12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$9.78	$20.21	$22.83	$20.00	$19.06 (a)

Income (loss) from investment operations:
Net investment income	0.47	1.05	0.98	1.11	0.26
Net realized and unrealized gain (loss)	0.74	(9.63)	0.78	4.98	1.40

Total from investment operations	1.21	(8.58)	1.76	6.09	1.66

Less distributions from:
Net investment income (Note 2(i))	(0.49)	(1.41)	(1.72)	(1.49)	(0.72)
Net realized gains	—	(0.44)	(2.66)	(1.77)	—

Total distributions	(0.49)	(1.85)	(4.38)	(3.26)	(0.72)

Net asset value, end of period	$10.50	$9.78	$20.21	$22.83	$20.00

Market value, end of period	$8.85	$8.74	$19.45	$23.77	$17.76

Total Return based upon:
Net asset value (b)	13.48%	(44.82)%	7.76%	31.79%	8.77%
Market value (b)	8.02%	(48.02)%	0.22%	55.29%	(7.64)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$72,216	$67,262	$139,024	$157,065	$134,886
Ratios to average net assets:
Net expenses (c)	2.11%	2.30%	1.99%	1.90%	2.00%
Gross expenses (c)	2.11%	2.30%	2.00%	1.90%	2.00%
Gross expenses excluding interest expense (c)	1.92%	1.77%	1.65%	1.59%	1.79%
Net investment income (c)	10.26%	6.62%	4.20%	5.04%	2.65%
Portfolio turnover rate	56%	86%	93%	99%	37%

†	Unaudited.
*	Commencement of operations.
(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.
(b)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Periods of less than one year are not annualized.

(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements
June 30, 2009 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”)was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time).

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33 1/3% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1/3% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s Common shares and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. Such results also will tend to have a similar effect on the market price of the Fund’s Common shares. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such pre-

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2009 (unaudited)

payments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(f) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain expo-

sure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Options Transactions—For hedging and investment purposes, the Fund may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Fund at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Transactions in written options for the period ended June 30, 2009 were as follows:

	Number of Contracts	Premiums

Options outstanding at beginning of period	—	$—

Options written	300	23,700
Options expired	(300)	(23,700)

Options outstanding at end of period	—	$—

(h) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2008, the Fund had $15,249,090 of unused realized capital loss carryforwards, expiring in 2016.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the Fund elected to defer net capital and currency losses of $10,676,025 arising between November 1, 2008 and December 31, 2008.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2009 (unaudited)

The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

(i) Dividends and Distributions— Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts and partnerships. Book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period.

Concurrent with the monthly distributions paid in the second quarter, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) stating that the Fund currently estimates that it has distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

The Fund adopted a Level Distribution Policy. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions. See Note 12 for more information.

(j) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(k) Subsequent Events—Management considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Management has evaluated the subsequent events, through August 28, 2009, the date when the financial statements were available for distribution.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2009 (unaudited)

average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy, consisting of equity securities of companies with market capitalizations of $3 billion or greater at the time of the Fund’s initial purchase. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1/3% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of Directors of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s annual report for the year ended December 31, 2008.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments

World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2009 (unaudited)

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager (the “Independent Directors”) an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses them for travel and other out of pocket expenses for attending Board and committee meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meeting not held in conjunction with a Board meeting. In addition, the Chairman of the Audit Committees of the Boards of the Lazard Funds also receives an additional annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2009 were $43,551,523 and $42,937,835, respectively.

For the period ended June 30, 2009, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $30 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. Upon the annual renewal of the Agreement, effective June 25, 2009, the amount of the commitment has been decreased to $20 million. The Fund may borrow the lesser of $20 million or 33 1/3% of its Total Leveraged Assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50% from January 1, 2009 to June 24, 2009 and at an Overnight rate or LIBOR rate plus 1.75% from June 25, 2009 to June 30, 2009, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee from January 1, 2009 to June 24, 2009 and a 0.15% per annum fee from June 25, 2009 to June 30, 2009, on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2009, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

$13,534,586	$14,320,000	0.77%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2009 (unaudited)

use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of June 30, 2009:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2009

Assets:
Common Stocks	$69,672,422	$—	$—	$69,672,422
Limited Partnership Units	1,561,757	—	—	1,561,757
Foreign Government Obligations
Brazil	—	799,623	4,022,154	4,821,777
Ghana	—	—	302,413	302,413
Uganda	—	—	162,585	162,585
Other	—	7,533,755	—	7,533,755
Structured Notes	—	—	1,464,065	1,464,065
Supranationals	—	—	299,544	299,544
Short-Term Investment	—	597,559	—	597,559
Other Financial Instruments*
Forward Currency Contracts	—	465,325	—	465,325

Total	$71,234,179	$9,396,262	$6,250,761	$86,881,202

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(692,970)	$—	$(692,970)

*	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2009:

Description	Balance as of December 31, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases/ (Sales)	Net Transfers In/(Out) of Level 3	Balance as of June 30, 2009	Net Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2009

Corporate Bonds	$656,008	$(158)	$(546,122)	$512,580	$(622,308)	$—	$—	$—
Foreign Government
Obligations	3,021,593	45,843	—	712,204	707,512	—	4,487,152	712,204
Structured Notes	3,773,981	956	353,154	(153,156)	(2,510,870)	—	1,464,065	90,880
Supranationals	302,182	2,903	—	(5,541)	—	—	299,544	(5,541)

Total	$7,753,764	$49,544	$(192,968)	$1,066,087	$(2,425,666)	$—	$6,250,761	$797,543

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2009 (unaudited)

10. Derivative Instruments

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments and hedging activities by requiring enhanced disclosure that enables investors to better understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position. On January 1, 2009, the Fund adopted SFAS 161.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain.

The Fund may enter into forward currency contracts for purposes including the facilitation of portfolio transaction settlements involving securities denominated in a foreign currency, to manage an overall foreign currency exposure associated with such portfolio holdings, and as a means to try to achieve additional income and short-term capital gains for the Fund.

The principal reason for the Fund’s writing of covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options, which it retains whether or not the option is exercised.

During the period ended June 30, 2009, the cost of purchases and the proceeds from sales of forward currency contracts were $136,478,517 and $125,891,484, respectively. Transactions in written options during the same period generated premiums of $23,700.

The following tables summarize the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2009 and the effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009.

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$465,325

Fair Value

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$692,970

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on foreign currency and forward currency contracts	$(13,428)

Equity Price Risk:
Net realized gain on written options	$23,700

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on foreign currency and forward currency contracts	$7,882

11. Accounting Pronouncements

On September 12, 2008, Statement of Financial Accounting Standards No. 133-1, Disclosures about Credit Derivatives and Certain Guarantees (“SFAS 133-1”) was issued and is effective for fiscal years ending after November 15, 2008. SFAS 133-1 requires a seller of credit derivatives, including credit derivatives embedded in hybrid instruments, to provide certain disclosures for each credit derivative (or group of similar credit derivatives) presented in the Statement of Assets and Liabilities. The adoption of SFAS 133-1 had no material impact on the Fund’s financial statements and related disclosures.

On October 10, 2008, FASB issued FASB Staff Position (FSP) 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active (“FSP 157-3”), in response to the deterioration of the credit markets. This FSP provides guidance clarifying how SFAS 157 should be applied when valuing securities in markets that are not active. The guidance provides an illustrative example that applies the objectives and framework of SFAS 157, utilizing management’s internal cash flow and discount rate assumptions when relevant observable data does not exist. It further clarifies how observable market information and market quotes should be considered when measuring fair value in an inactive market. It reaffirms the notion of fair value as an exit price as of the measurement date and that fair value analysis is a transactional process and should not be broadly applied to a group of assets. FSP 157-3 is effective upon issuance including prior periods for which financial statements have not been issued. FSP 157-3 did not have a material effect on the fair value of the Fund’s assets.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (concluded)
June 30, 2009 (unaudited)

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of June 30, 2009 and it did not have a material impact on the Fund’s financial statements. The disclosures required by FSP 157-4 are included in Note 9 of the financial statements.

In May 2009, FASB issued SFAS No. 165, Subsequent Events (“SFAS 165”), which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of June 30, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations, or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 2(k).

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification’s content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

12. Subsequent Event

Effective August 20, 2009, the Fund adopted a Level Distribution Policy. Pursuant to this policy, the Fund will make monthly distributions of $0.0467 per share through the end of 2009 and, beginning January 2010, it is expected that the Fund will make monthly distributions at an annualized fixed rate per share equal to 6.5% of the Fund’s net asset value per share as of the last business day of the immediately preceding year end. Additionally, the Fund expects to file an exemptive application with the Securities and Exchange Commission (the “SEC”) seeking an order that would allow the Fund to adopt a Managed Distribution Policy, pursuant to which it could make long-term capital gains distributions more frequently than annually.

Lazard World Dividend & Income Fund, Inc.
Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 29, 2009, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	two Class III Directors (Ashish Bhutani and Richard Reiss, Jr.), each to serve for a three-year term expiring at the 2012 Annual Meeting and until his successor is duly elected and qualified.

Director	For	Withhold Authority

Ashish Bhutani	5,986,173	334,346
Richard Reiss, Jr.	6,162,094	158,425

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the

Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held (2)

Board of Directors:

Class I — Directors with Term Expiring in 2010

Independent Directors:

Leon M. Pollack (68)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (61)	Director (April 2005)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director(3):

Charles Carroll (48)	Chief Executive Officer, President and Director (April 2005)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2011

Independent Directors:

Kenneth S. Davidson (64)	Director (April 2005)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (46)	Director (February 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (26 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-I

Lester Z. Lieberman (79)	Director (April 2005)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2012

Independent Director:

Richard Reiss, Jr. (65)	Director (April 2005)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director(3):

Ashish Bhutani (49)	Director (July 2005)	Chief Executive Officer of the Investment Manager

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 18 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers(3):

Nathan A. Paul (36)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (50)	Treasurer (April 2005)	Vice President of the Investment Manager

Brian D. Simon (47)	Chief Compliance Officer (January 2009) and Assistant Secretary (April 2005)	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (34)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (34)	Assistant Treasurer (April 2005)	Fund Administration Manager of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.
Other Information
(unaudited)

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that as of May 19, 2009 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosure in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of Common Stock of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC

30 Rockefeller Plaza
New York, NY 10112-6300

www.LazardNet.com

ITEM 2.     CODE OF ETHICS.

          Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.     INVESTMENTS.

          Not applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)     The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.     EXHIBITS.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)       Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 8, 2009

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 8, 2009